UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2005

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)	92506 (Zip code)

Registrant's telephone number, including are code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

        Provident Financial Holdings, Inc. (the "Corporation") announced on January 25, 2005 that the Company's Board of Directors declared a quarterly cash dividend of $0.14 per share on the Corporation's outstanding shares of common stock. Shareholders of record at the close of business on February 18, 2005 will be entitled to receive the cash dividend. The cash dividend will be payable on March 14, 2005. The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

        (c)       Exhibits

        99.1    Press Release of Provident Financial Holdings, Inc. dated January 25, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Craig G. Blunden Craig G. Blunden Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99.1

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3756 Central Avenue Riverside, CA 92506 (909) 686-6060	NEWS RELEASE

PROVIDENT FINANCIAL HOLDINGS, INC.
ANNOUNCES QUARTERLY CASH DIVIDEND

Riverside, Calif. - January 25, 2005 - Provident Financial Holdings, Inc. ("Company"), Nasdaq: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.14 per share. Shareholders of the Company's common stock at the close of business on February 18, 2005 will be entitled to receive the cash dividend. The cash dividend will be payable on March 14, 2005.

Safe-Harbor Statement

Certain matters in this Press Release constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2004. Forward looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.

Contacts: Craig G. Blunden Chairman, President & CEO	Donavon P. Ternes Chief Financial Officer

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